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Exhibit 10.10     COMTREX SYSTEMS CORPORATION 1999 STOCK OPTION PLAN


                           COMTREX SYSTEMS CORPORATION

                             1999 STOCK OPTION PLAN

1.       Purpose

         The purpose of the 1999 Stock Option Plan (referred to herein as the "Plan") of Comtrex Systems Corporation (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its Affiliates (as such term is defined hereinafter) may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its Affiliates to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its Affiliates. For purposes of this Plan, "Affiliate" shall mean any parent or subsidiary corporation of the Company as defined in Sections 424(e), (f) and (g) of the Internal Revenue Code of 1986, as amended (hereinafter the "Code").

2.       Administration

         (a) The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who are "Non-Employee Directors" as defined in the regulations promulgated by the Securities Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors, may make such rules or regulations for the conduct of its business as it shall deem advisable. The majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by written instrument signed by a majority of the members of the Committee, and an action so taken shall be fully effective as if it had been taken by a vote of the majority of the members of the Committee at a meeting duly called and held.

         (b) The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each option granted pursuant to the Plan, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board.

         (c) The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3.       Eligibility; Grant of Options

         (a) Participants. The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's and each Affiliate's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or any Affiliate as the Committee shall from time to time determine to be key individuals to the success of the Company or its Affiliates.

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         (b) Discretionary Grants. The Committee shall from time to time authorize the grant of options pursuant to this Plan to one or more persons eligible to participate in the Plan, and each such option grant shall be on such terms and conditions, consistent with this Plan, as may be specified by the Committee; provided that directors of the Company or any Affiliate (other than directors who are full-time employees of the Company or any of Affiliate) shall not be granted any options pursuant to this Plan except as otherwise provided in subparagraph 3(c) below.

         (c) Fixed Grants to Directors. Each individual who is a member of the Company's Board of Directors on July 1 of each calendar year, commencing on July 1, 2000, shall automatically be granted a Non-Qualifying Option (as such term is defined hereinafter) to acquire 2,000 shares of the Common Stock of the Company at an exercise price equal to the lowest reported bid price for the Common Stock during the four (4) week period immediately preceding the date of the grant. Such options shall expire five (5) years from the date of grant unless terminated as provided herein, and otherwise shall be on such terms and provisions as are specified in paragraph 6 below.

4.       Allotment of Shares

         A maximum of Two Hundred Thousand (200,000) authorized but unissued shares of the Common Stock, $0.001 par value, of the Company will be allotted to the Plan, provided that the number of options that may be granted to any employee under the Plan shall be reasonable in relation to the purpose of the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan. The Company shall not be required upon the exercise of any option to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

5.       Effective Date and Term of Plan

         The effective date of the Plan is July 1, 1999. The Plan shall terminate on June 30, 2009, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.       Terms and Conditions

         A.       All Options

                  Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or any Affiliate. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

                  (i)      Time of Exercise of Option

                  Except as otherwise set forth herein, the Committee shall establish the option period and time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. Each non-qualified stock option granted to directors pursuant to subparagraph 3(c) hereof shall be exercisable in full one (1) year after the date of grant. No other option granted pursuant to this Plan shall be exercisable until after the expiration of six (6) months from the date of grant. With respect to an optionee whose employment with the Company is about to terminate (for whatever reason), the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option granted to an employee or a Director shall be subject to the provisions of subparagraphs 6(A)(iv) and 6(A)(v), respectively.

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                  (ii)     Payment and Manner of Exercise

                  The entire option price shall be paid at the time the option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company;
         (2) by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price; or (3) any combination of the foregoing. Upon exercise, the Company shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                  (iii)    Non-Transferability of Option

                  An option, by its terms, shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

                  (iv)     Rights after Termination of Employment

                  In the event of termination of an optionee's employment due to any cause other than death or disability, the right to exercise any stock option granted pursuant to the Plan shall terminate three (3) months following cessation of employment. In the event of termination of an optionee's employment due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee (or the executor, administrator or devisee of the optionee) shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one (1) year after cessation of employment by reason of such disability or death.

                  (v)      Effect of Termination of Directorship

                  In the event of the termination of an optionee's service as a Director of the Company due to any cause other than death or disability, then the right to exercise any stock option grant pursuant to the Plan shall terminate three (3) months following the date on which such optionee's service as a Director of the Company terminates. In the event of the termination of a Director's service due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee (or the executor, administrator or devisee of the optionee) shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one (1) year after cessation of service as a Director of the Company by reason of such disability or death.

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                  (vi)     Adjustment in Event of Recapitalization of the
                           Company

                  The aggregate number of shares of Common Stock for which options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares affected without the receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated; and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in Section 425(h)(3) of the Code.

                  (vii)    Adjustment of Options upon Reorganization

                           (a) If the Company shall at any time merge or
                  consolidate with or into another corporation or entity and (1) the Company is not the surviving entity or (2) the Company is the surviving entity and the shareholders of Company Common Stock are required to exchange their shares for property and/or securities, the holder of each option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such option, provided, however, that under no circumstances shall any option exercise date be accelerated in contemplation of such action. The sale of all or substantially all of the assets of the Company for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. Notwithstanding any of the foregoing, the provisions of this Section 6(A)(vii) shall be subject to all of the other applicable terms and provisions of this Plan.

                           (b) The surviving entity in any reorganization may,
                  at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the substituted options entitle the optionee to any fewer shares (or at any greater aggregate price) or any less other property than the optionee would be entitled to under the immediately preceding paragraph upon an exercise of the options held prior to the substitution of the new option. Any substitution made under this paragraph shall be made in a manner so as not to constitute a modification as defined in Section 425(h)(3) of the Code.

                           (c) With respect to options to acquire stock of any
                  Affiliate of optionee's then present employer, if optionee's then present employer ceases to be affiliated with the Company, then the Company shall give the optionee written notice of such fact within thirty (30) days after the date on which optionee's employer ceases to be an Affiliate and the option shall expire and terminate within thirty (30) days after the receipt of such notice by optionee.

         B.       Non-Qualified Stock Options

                  The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-Qualifying Options"). The terms and conditions of the Non-Qualifying Options shall be governed by Section 6A above.

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         C.       Incentive Stock Options

                  The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms and conditions set forth in
Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

                  (i)      Maximum Fair Market Value of Incentive Stock Options

                  No optionee may have incentive stock options which become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

                  (ii)     Option Price

                  The option price per share for each incentive stock option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Code and regulations promulgated thereunder.

                  (iii)    Period of Option

                  Each incentive option shall expire ten (10) years from the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five (5) years from the date it is granted.

                  (iv)     Eligible Participants

                  Incentive stock options may be issued only to employees of the Company or its parent or subsidiary corporation or corporations.

7.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder; provided, that no such action of the Board of Directors, without the approval of the Shareholders of the Company, shall:

                  (a) materially increase the benefits accruing to optionees under the Plan;

                  (b) increase the number of securities which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation under the Plan.


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